                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 15, 2002

                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1998-B
                          (Exact name of registrant as
                            specified in its charter)

        Delaware                   333-82281                41-1743653
    (State or other               (Commission              (IRS Employer
    jurisdiction of               File Number)           Identification No.)
    incorporation)

290 E. Carpenter Freeway, Irving, Texas                     75062-2729
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (972) 652-4000

Item 5. Other Events.

         The Servicer's Certificate for the month of December 2001 was distributed to Noteholders on January 15, 2002.

Item 7(c). Exhibits

          Exhibit No.                   Description
          -----------                   -----------

              20.1                Servicer's Certificate for the month of
                                    December 2001.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ARCADIA RECEIVABLES FINANCE CORP.

                                         /s/ Cindy A. Barmeier
                                         -------------------------------
                                         Title: Assistant Vice President

Date: January 13, 2002

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

   20.1                  Servicer's Certificate for the month of December 2001.